UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2019

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Blvd., Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310)-620-9320

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                      Entry Into a Material Definitive Agreement.

On March 12, 2019, BioSig Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”). Pursuant to the Purchase Agreement, the Company sold to the Investors an aggregate of 2,155,127 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in exchange for aggregate consideration of $8,620,506 (the “Private Placement”). The Shares were sold to the Investors at a price of $4.00 per share.

The Purchase Agreement provides for the purchase by the Investors and the sale by the Company of the Shares. The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type. In addition, on or prior the date that is 45 calendar days after the closing date of the Private Placement, the Company is required to use commercially reasonable efforts to prepare and file a registration statement on Form S-3 or Form S-1 with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares. The Company is additionally required to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable thereafter. All expenses related to the filing of such registration statement, including legal fees, will be borne by the Company.

The Shares issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

Item 3.02                      Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01                      Other Events.

On March 14, 2019, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Additionally, as of March 14, 2019, the Company has received aggregate proceeds of $418,718 from the exercise of certain of the Company’s warrants to purchase Common Stock. The Company received aggregate combined proceeds of $9,039,224 from the Private Placement and the exercise of such warrants to purchase Common Stock.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement
99.1	Press release dated March 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: March 14, 2019	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Chairman and Chief Executive Officer